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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): April 30, 1998



                                  LYCOS, INC.
            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       0-27830               04-3277338
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(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)            NUMBER)         IDENTIFICATION NUMBER)



  400-2 TOTTEN POND ROAD
       WALTHAM, MA                                                   02154
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(ADDRESS OF PRINCIPAL EXECUTIVE                                   (ZIP CODE)
        OFFICES)



       Registrant's telephone number, including area code (781) 370-2700


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Item 2.  Acquisition or Disposition of Assets.
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     On April 30, 1998, Lycos, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company, Wise Acquisition Corp., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("WAC"), and WiseWire Corporation, a Pennsylvania corporation ("WiseWire"), pursuant to which WAC was merged with and into WiseWire (the "Merger"). As a result of the Merger, WiseWire became a wholly-owned subsidiary of the Company.

     The acquisition will be accounted for as a purchase. The purchase price will be allocated to the assets acquired and liabilities assumed based on their estimated fair values. Results of operations for WiseWire will be included with those of the Company for periods subsequent to the date of acquisition.

     In the Merger, all outstanding shares of Common Stock and Preferred Stock of WiseWire and options to purchase Common Stock of WiseWire were converted into 824,255 shares and options to purchase Common Stock, par value $.01 per share, of the Company at an Exchange Ratio of 0.07482. All outstanding options to purchase Common Stock of WiseWire have been assumed by the Company.

     Under the terms of the Agreement and related Escrow Agreement dated April 30, 1998, an aggregate of 82,437 shares of Common Stock of the Company will be held in escrow for the purpose of indemnifying the Company against certain liabilities of WiseWire and its stockholders. The escrow will expire on the first anniversary of the Merger.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) Financial Statements of Business Acquired

              Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

          (b) Pro Forma Financial Information

              Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

          (c)  Exhibits

               2.1 Agreement and Plan of Merger dated as of April 30, 1998 by and among Lycos, Inc., Wise Acquisition Corp. and WiseWire Corporation.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LYCOS, INC.



Date:  May 1, 1998                  By:/s/ Edward M. Philip
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                                       Edward M. Philip
                                       Chief Operating Officer and
                                         Chief Financial Officer

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